SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 19, 2003


                        THE SINGING MACHINE COMPANY, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        0-24968                                           95-3795478
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
                             -----------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         We entered into a fourteenth amendment to our credit facility with LaSalle Business Credit, LLC effective as of August 19, 2003, which extended the expiration of our credit facility until March 31, 2004. A copy of the fourteenth amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

         On August 21, 2003, we issued a press release announcing the extension of our credit agreement, which is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         10.1 Fourteenth Amendment dated August 19, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

         99.1 Press Release dated August 21, 2003 announcing extension of Credit Facility


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            THE SINGING MACHINE COMPANY, INC.

Date: August 26, 2003                       By:  /s/ Yi Ping Chan
                                                 ---------------------------
                                                     Yi Ping Chan
                                                     Chief Operating Officer


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



                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

10.1 Fourteenth Amendment dated August 19, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

99.1          Press Release dated August 21, 2003 announcing extension of Credit
              Facility